Loans receivable from joint ventures	12 Months Ended
Dec. 31, 2024
Disclosure of joint ventures [abstract]
Loans receivable from joint ventures
13.	Loans receivable from joint ventures

The Group and CSSC (Hong Kong) Shipping Company Limited (“CSSC Shipping”) are joint venture partners in Vista Shipping Pte. Ltd., which builds and operates LR1 and LR2 product tanker vessels.

In the financial year ended 31 December 2023, the Group entered into an agreement with SOCATRA, to be joint venture partners in Ecomar Shipholding S.A.S (“Ecomar”).

As part of financing for the newbuilds under the respective joint ventures, each joint venture partner provides to the joint venture a shareholder’s loan to finance 50% of the initial payment instalments for the product tanker vessels.

In 2023, four orders for IMO II MR vessels were made through the Ecomar joint venture. As part of financing for the MR newbuilds under the joint venture, each joint venture partner contributed a shareholder’s loan to finance the pre-delivery instalments for the four IMO II MR newbuilds.

In 2024, the Group provided financing of US$13.2 million (2023: US$15.5 million) to the joint ventures.

The loans receivable from the joint ventures are unsecured, bear interest based on daily SOFR with a credit adjustment spread (previously US$ three-month LIBOR plus 3% margin before IBOR transition) and have no fixed terms of repayment.
As the Group does not expect the joint venture to settle the loans within the next 12 months, the loans receivable are classified as “non-current” receivables. In substance, the Group considers these loans receivable as an extension of the Group’s investments in joint ventures. The carrying amounts of the loans receivable approximate their fair values since the interest rates are re-priceable at three-month intervals.

	2024 US$’000	2023 US$’000
Loans receivable from joint ventures	64,133	69,626